Exhibit 10.1

Execution Version

Limited consent AND AMENDMENT NO. 3 to AMENDED AND RESTATED CREDIT, SECURITY AND GUARANTY AGREEMENT (TERM LOAN) AND AMENDMENT NO. 1 TO PLEDGE AGREEMENT

This LIMITED CONSENT AND AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT, SECURITY AND GUARANTY AGREEMENT (TERM LOAN) AND AMENDMENT NO. 1 TO PLEDGE AGREEMENT (this “Agreement”) is made as of July 7, 2025, by and among XTANT MEDICAL, INC., a Delaware corporation (“Xtant”), BACTERIN INTERNATIONAL, INC., a Nevada corporation, X-SPINE SYSTEMS, INC., an Ohio corporation, SURGALIGN SPV, INC., a Delaware corporation, and any additional borrower that may hereafter be added to this Agreement (each individually as a “Borrower”, and collectively with any entities that become party hereto as Borrower and each of their successors and permitted assigns, the “Borrowers”), XTANT MEDICAL HOLDINGS, INC., a Delaware corporation (“Holdings”), as a Guarantor, MidCap Financial Trust, a Delaware statutory trust, as Agent (in such capacity, together with its successors and assigns, “Agent”) and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A. Agent, Lenders, and the Credit Parties have entered into that certain Amended and Restated Credit, Security and Guaranty Agreement (Term Loan), dated as of March 7, 2024 (as amended by that certain Amendment No. 1 to Amended and Restated Credit, Security and Guaranty Agreement (Term Loan), dated as of May 14, 2024, as amended by that certain Amendment No. 2 to Amended and Restated Credit, Security and Guaranty Agreement (Term Loan), dated as of April 9, 2025, and as further amended, restated, supplemented or otherwise modified at any time prior to the date hereof, the “Existing A&R Credit Agreement” and as supplemented hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrowers in the amounts and manner set forth in the Credit Agreement.

B. Borrowers and Holdings have notified Agent that Holdings wishes to sell, transfer and assign to Companion Spine, LLC, a Delaware limited liability company, or any of its affiliates or designated independent entities (the “Acquiror”) certain assets of Holdings, including (i) all of its Equity Interests in Paradigm Spine GmbH, an entity organized under the laws of Germany (the “International Subsidiary”), together with certain related assets of Holdings previously owned by Paradigm Spine, LLC, and acquired by Holdings, in each case as currently owned by the International Subsidiary (the “International Assets”) pursuant to that certain Equity Purchase Agreement dated as of July 7, 2025 (as in effect on the date hereof and together with the schedules thereto, the “Equity Purchase Agreement”) by and among Holdings, as seller, the International Subsidiary, as the company, and the Acquiror, as buyer, a copy of which is attached hereto as Exhibit A and (ii) certain assets and liabilities of Holdings used in the operation of, or related to the design, manufacture, sale, and distribution of Holdings’ “coflex” and “cofix” products in the United States previously owned by Paradigm Spine, LLC, and acquired by Holdings, as defined as the “Acquired Assets” in the Asset Purchase Agreement (as hereinafter defined) (the “Domestic Assets”, and together with the International Assets, collectively, the “Purchased Assets”), pursuant to that certain Asset Purchase Agreement, dated as of July 7, 2025 (as in effect on the date hereof and together with the schedules thereto, the “Asset Purchase Agreement”, and together with the Equity Purchase Agreement, collectively the “Purchase Agreements”) by and between Holdings, as the company, and the Acquiror, as buyer, a copy of which is attached hereto as Exhibit B.

MidCap / Xtant / Limited Consent to A&R Credit Agreement (Term Loan)

C. Pursuant to the Asset Purchase Agreement, as partial consideration for the Dispositions contemplated by the Purchase Agreements, Holdings proposes for the Acquiror to issue an unsecured promissory note (the “Seller Note”) to Holdings in an original principal amount of $8,200,000 (the “Principal Amount”), the form of which is attached hereto as Exhibit C and Holdings desires to pledge the Seller Note to Agent as Pledged Collateral, which Seller Note would constitute an Investment purposes of the Credit Agreement.

D. Borrowers and Holdings have notified Agent that (x) such Permitted Paradigm Dispositions (as hereinafter defined) would not constitute a Permitted Asset Disposition under the Existing Credit Agreement, and (y) the proposed Investment in the form of the Seller Note would not constitute a Permitted Investment under the Existing Credit Agreement.

E. (i) Pursuant to Section 5.6 of the Existing Credit Agreement, Credit Parties shall not make or consummate any Asset Dispositions other than Permitted Asset Dispositions and (ii) pursuant to Section 5.7 of the Existing Credit Agreement, Credit Parties shall not acquire, make, own, hold, or otherwise consummate any Investment (including for the avoidance of doubt, any Acquisition) other than Permitted Investments, or enter into any agreement to acquire, make, own or hold any Investment other than Permitted Investments.

F. The Credit Parties have entered into that certain Pledge Agreement, dated as of May 6, 2021 (as amended, restated, reaffirmed, supplemented or otherwise modified prior to the date hereof, the “Existing Pledge Agreement”, and the Existing Pledge Agreement, as it is amended hereby and may be further amended, restated, reaffirmed, supplemented or otherwise modified from time to time, the “Pledge Agreement”), pursuant to which the Pledgors (as defined therein) have granted to Agent a security interest in certain Equity Interests and Debt set forth therein to secure the Obligations.

G. Pursuant to Section 2.1(a)(ii)(B)(iii) of the Credit Agreement, unless Agent otherwise consents in writing, within five (5) Business Days of receipt by any Credit Party of the proceeds in excess of $100,000 of any Asset Disposition received in the prior twelve (12) months with respect to assets upon which Agent maintained a Lien that is not made in the Ordinary Course of Business, Credit Parties are required to prepay the Obligations in an amount equal to one hundred percent (100%) of the net cash proceeds of such Asset Disposition (net of out-of-pocket expenses, taxes and repayment of secured debt permitted under clause (c) of the definition of Permitted Debt in the Credit Agreement and encumbering such asset), or such lesser portion as Agent elects to apply to the Obligations (the “Applicable Prepayment”).

H. The Credit Parties have requested, and Agent and Lenders have agreed, on and subject to the terms and conditions set forth in this Agreement, to (i) consent to (x) the Permitted Paradigm Dispositions and the Seller Note Investment pursuant to the Purchase Agreements, as applicable, and (y) the Credit Parties not making certain Applicable Prepayments, and (ii) amend the Existing Pledge Agreement to reflect the pledge of the Seller Note by Holdings to Agent, all in accordance with the terms and subject to the conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and the Credit Parties hereby agree as follows:

1. Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

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2. Limited Consent.

(a) Subject to the satisfaction of the conditions set forth in this Agreement, including in this Section 2(a) and Section 6, and in reliance on the representations and warranties contained in Section 5 below, Agent and the Lenders hereby consent to Holdings entering into the Purchase Agreements and (w) disposing of the Equity Interests of the International Subsidiary and the International Assets on and subject to the terms of the Equity Purchase Agreement (the “International Dispositions”), (x) disposing of the Domestic Assets on and subject to the terms of the Asset Purchase Agreement (the “Domestic Disposition” and together with the International Dispositions, the “Permitted Paradigm Dispositions”), (y) the making of an Investment by receipt of the Seller Note by Holdings as part of the purchase price paid by the Purchaser for the Domestic Assets (the “Seller Note Investment”) and (z) the Credit Parties not making certain prepayments that would otherwise be required pursuant to the terms of the Credit Agreement; provided, in each case, that:

(i) The International Dispositions and the Domestic Disposition are consummated no later than Termination Date (as defined in the Asset Purchase Agreement, as the same is in effect on the date hereof) or such later date as Agent may agree, in its sole discretion;

(ii) the Permitted Paradigm Dispositions are consummated in all material respects in accordance with the terms of the Purchase Agreements in the forms attached hereto as Exhibit A and Exhibit B, respectively, without giving effect to any amendments, consents, waivers or other modifications thereto, unless approved by Agent in writing in its sole discretion;

(iii) (x) the Seller Note is delivered to Agent on the Asset Purchase Agreement Closing Date in form and substance satisfactory to Agent in its sole and absolute discretion (for the avoidance of doubt, the Seller Note shall include provisions satisfactory to Agent in its sole and absolute discretion providing for its collateral assignment to Agent) and in substantially the form attached hereto as Exhibit C, and (y) Agent shall have received an allonge in form and substance satisfactory to Agent relating to the Seller Note executed in blank;

(iv) Agent shall have received (A) that certain intellectual property assignment agreement between Holdings and the Acquiror, (B) (x) that certain bill of sale delivered by Holdings to the Acquiror and (y) that certain bill of sale delivered by Surgalign SPV, Inc., to the Acquiror, (C) that certain assignment and assumption agreement between Holdings and the Acquiror, (D) that certain Transition Services Agreement between Holdings and the Acquiror, (E) that certain Subordination Agreement between Holdings and Innovatus Life Sciences Lending Fund I, LP, in its capacity as collateral agent, as it relates to the Seller Note, and (F) each other agreement, instrument or document executed in connection with any of the foregoing, in each case of clauses (A)-(D) hereto, in substantially the form attached to the Asset Purchase Agreement as attached hereto as Exhibit B;

(v) no Default or Event of Default exists or would (after giving effect to this Agreement) result therefrom; and

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MidCap / Xtant / Limited Consent to A&R Credit Agreement (Term Loan)

(vi) Agent shall have received the prepayment of the Term Loans contemplated to be made at or prior to the closing of the respective Permitted Paradigm Disposition.

(b) The limited consent set forth in this Section 2 is effective solely for the purposes set forth herein and shall be limited precisely as written and shall not, except as expressly provided herein, be deemed to (a) be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Financing Document; (b) prejudice any right that Agent or Lenders have or may have in the future under or in connection with the Credit Agreement or any other Financing Document; (c) constitute a consent to or waiver of any past, present or future Default or Event of Default or other violation of any provisions of the Credit Agreement or any other Financing Documents; (d) create any obligation to forbear from taking any enforcement action, or to make any further extensions of credit; or (e) establish a custom or course of dealing among any of the Credit Parties, on the one hand, or Agent or any Lender, on the other hand.

3. Partial Release of Collateral.

(a) Subject to the terms and conditions of this Agreement, at Borrower’s sole cost and expense, upon Agent’s receipt of satisfactory written confirmation of the consummation of the Permitted Paradigm Dispositions in accordance with the terms of the Purchase Agreements and satisfaction of the conditions set forth in Section 2(a) of this Agreement, Agent acknowledges and agrees, pursuant to Section 11.9(a)(ii) of the Credit Agreement, that any security interest previously granted to it in the Purchased Assets and in the Equity Interests of the International Subsidiary and all of Holdings’ interests in, to and under the Shares (as defined in the Equity Purchase Agreement as in effect on the date hereof) will be automatically discharged and released. Upon consummation of the International Dispositions, Agent and Lenders further acknowledge and Agree that Paradigm Spine GmbH shall no longer constitute a Subsidiary or Restricted Foreign Subsidiary for purposes of the Financing Documents. Except as otherwise expressly set forth herein, the provisions of this paragraph 3(a) do not release any Lien granted by the Credit Parties in favor of the Agent, for the benefit of the Lenders, pursuant to the Credit Agreement or any other Financing Document. Following confirmation from Borrower of the consummation of the Permitted Paradigm Dispositions in accordance with the terms of this Agreement, Agent agrees, at Borrower’s sole cost and expense, to (i) promptly file the a UCC-3 financing statement, in form and substance satisfactory to Agent, evidencing the partial release set forth in this Section 3(a) and (ii) take all reasonable further action as Borrower may reasonably request to evidence the consummation of the release of Agent’s Liens in the Purchased Assets as set forth in this Section 3(a).

(b) The partial Lien release in Section 3(a) is made without recourse to or warranty by Agent or any Lender. It is expressly agreed and understood that the release in Section 3(a) is a partial release and that it shall in no manner release, affect or otherwise impair the liens and security interest in favor of Agent, under the Credit Agreement or any Financing Document or otherwise, against any Collateral other than the Purchased Assets and the Equity Interests in the International Subsidiary, as applicable.

4. Amendments to Pledge Agreement. Immediately upon the issuance of the Seller Note, each Credit Party hereby agrees that the Pledged Debt listed on Schedule I attached hereto shall automatically be and become a part of the Pledged Collateral referred to in the Pledge Agreement and shall secure all Obligations referred to and in accordance with the Pledge Agreement. Schedule I of the Pledge Agreement shall be deemed amended to include the Pledged Collateral listed on Schedule I hereto. The Credit Parties acknowledge that any Pledged Collateral issued by any Issuer and owned by any Pledgor but not included in Schedule I hereto or already listed as Pledged Collateral on Schedule I of the Existing Pledge Agreement, at the sole discretion of Agent, may not otherwise be pledged by such Pledgor to any other Person or otherwise used as security for any obligations other than the Obligations.

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MidCap / Xtant / Limited Consent to A&R Credit Agreement (Term Loan)

5. Representations and Warranties; Reaffirmation of Security Interest. Each Credit Party hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Credit Party as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Each Credit Party acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of such Credit Party, and are enforceable against such Credit Party in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

6. Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions have been satisfied, as determined by Agent in its sole discretion:

(a) Agent shall have received (including by way of facsimile or other electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Agreement from each Credit Party, the Agent and the Lenders;

(b) Agent shall have received a duly executed copy of the Limited Consent and Amendment No. 3 to Amended and Restated Credit, Security and Guaranty Agreement (Revolving Loan) and Amendment No. 1 to Pledge Agreement;

(c) Agent shall have received duly executed copies of each of (i) the Equity Purchase Agreement, (ii) the Asset Purchase Agreement, and (iii) each other agreement, instrument or document executed in connection with any of the foregoing;

(d) all representations and warranties set forth in the Credit Agreement shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier in the text of such representation or warranty) (and Borrower’s delivery of its signature hereto shall be deemed to be its certification thereof);

(e) immediately prior to and after giving effect to this Agreement, no Default or Event of Default exists under any of the Financing Documents;

(f) Agent shall have received the Signing Date Prepayment in full; and

(g) the Credit Parties shall have delivered such other documents, information, certificates, records, permits, and filings as the Agent may reasonably request.

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MidCap / Xtant / Limited Consent to A&R Credit Agreement (Term Loan)

7. Costs and Fees. Borrowers shall be responsible for the payment of all reasonable, documented and invoiced out-of-pocket costs and fees of Agent’s counsel incurred in connection with the preparation, negotiation, execution and delivery of this Agreement and any related Financing Documents.

8. Prepayments. On and subject to the terms and conditions of this Agreement and the other Financing Documents, notwithstanding Section 2.1(a)(ii)(B)(iii) of the Credit Agreement, Agent and Lenders hereby agree that the following prepayments shall be required in connection with the Permitted Paradigm Dispositions in the following amounts and at the following times:

(i) On the date hereof, Borrowers shall prepay the Term Loans in an amount equal to $2,500,000 with the amount received by Borrowers in the form of the Deposit (as defined in the Asset Purchase Agreement as in effect on the date hereof) (the “Signing Date Prepayment”);

(ii) Within one Business Day of receipt by or on behalf of Borrowers or their Subsidiaries of any additional amounts as consideration in connection the Permitted Paradigm Dispositions (including any amounts received as a Subsequent Deposit (as defined in the Asset Purchase Agreement on the date hereof) and any payments received under or in respect of the Seller Note), Borrowers shall prepay the Term Loans on a dollar-for-dollar basis with such amounts received until Agent has received an additional $2,500,000 as a prepayment of the Term Loans pursuant to this Section 8(ii);

(iii) Without limiting clauses (i) and (ii), within one Business Day of receipt by or on behalf of Borrowers or their Subsidiaries of any additional amounts as consideration in connection the Permitted Paradigm Dispositions (including any amounts received as a Subsequent Deposit and any payments received under or in respect of the Seller Note), Borrowers shall prepay the Term Loans in an amount equal to 50% of the amounts so received until Agent has received an additional $4,600,000 as a prepayment of the Term Loans pursuant to this Section 8(iii).

All prepayments made in accordance with this Section 8 shall be applied in accordance with Section 2.1(a)(iii) of the Credit Agreement. Each Credit Party hereby acknowledges and agrees that any breach of any of the covenants set forth in this Section 8 shall automatically constitute an immediate Event of Default under the Credit Agreement. The Borrowers hereby covenant and agree not to amend, waive or otherwise modify any provision of the Purchase Agreements or waive or forgo any consideration due to Borrowers or their Subsidiaries in connection with the Permitted Paradigm Dispositions without Agent’s prior written consent. For the avoidance of doubt, the prepayments required pursuant to this Section 8 are cumulative and the total amount of all prepayments required shall be $9,600,000.

9. Amendments to Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 8 below, each of the parties hereto agrees that the Existing A&R Credit Agreement shall be amended as follows:

(a) Section 1.1 of the Existing A&R Credit Agreement is hereby amended by amending and restating the definition of “Material Contracts” in its entirety as follows:

““Material Contracts” means (a) the Financing Documents, (b) the agreements listed on Schedule 3.17, (c) the each Asset Purchase Agreement (as defined in the Paradigm Consent), the Seller Note (as defined in the Paradigm Consent), and each material document, instrument and agreement executed in connection therewith, and (d) any other agreement or contract to which such Credit Party or its Subsidiaries is a party the termination of which could reasonably be expected to result in a Material Adverse Effect.”

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(b) Section 1.1 of the Existing A&R Credit Agreement is hereby amended by adding the following defined term in the appropriate alphabetical order therein:

““Paradigm Consent” means that certain Limited Consent and Amendment No. 3 to Amended and Restated Credit, Security and Guaranty Agreement (Term Loan) and Amendment No. 1 To Pledge Agreement, dated as of July 7, 2025, among Credit Parties, Agent and the Lenders party thereto, as the same is amended, supplemented or otherwise modified from time to time in accordance with the terms of the Financing Documents.”

(c) Solely upon consummation of the Permitted Paradigm Dispositions (as defined in the Paradigm Consent), Schedule 6.1 of the Existing A&R Credit Agreement is herby replaced in its entirety with Schedule 6.1 hereto.

10. Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Credit Party, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers, shareholders, agents, and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly). Each Credit Party acknowledges that the foregoing release is a material inducement to Agent’s and each Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith.

11. No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

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MidCap / Xtant / Limited Consent to A&R Credit Agreement (Term Loan)

12. Affirmation. Except as specifically amended pursuant to the terms hereof, each Credit Party hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Credit Party. Each Credit Party covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

13. Reaffirmation and Collateral Assignment.

(a) Except as specifically amended pursuant to the terms hereof, each Credit Party hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Borrower, including without limitation the granting of Liens in the Collateral to secure the Obligations pursuant to the Security Documents and other Financing Documents.

(b) Each Credit Party (i) hereby collaterally assigns, pledges and grants to Agent, for the benefit of itself and Lenders, a first priority Lien on and security interest in, upon, and to such Credit Party’s right, title and interest in and to the Purchase Agreements, the Seller Note and all products and proceeds of the foregoing and (ii) represents, warrants and covenants that the Purchase Agreements and the Credit Parties’ rights thereunder and the products and proceeds thereof shall in no event constitute Excluded Property.

(c) Each Credit Party covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions. Each Credit Party confirms and agrees that all security interests and Liens granted to Agent continue in full force and effect, and all Collateral remains free and clear of any Liens, other than those granted to Agent and Permitted Liens.

14. Miscellaneous.

(a) Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Credit Party.

(b) Governing Law. THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

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(c) Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 13.8(b) (Submission to Jurisdiction) and Section 13.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(d) Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(e) Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Signatures by facsimile or by electronic mail delivery of an electronic version of any executed signature page shall bind the parties hereto. In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or other record.

(f) Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(g) Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(h) Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

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MidCap / Xtant / Limited Consent to A&R Credit Agreement (Term Loan)

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FINANCIAL TRUST,
as Agent

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

[Signatures Continue on Following Page]

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MidCap / Xtant / Limited Consent to A&R Credit Agreement (Term Loan)

LENDERS:	ELM 2020-3 TRUST

	By:	MidCap Financial Services Capital Management, LLC, as Servicer

	By:	/s/ John O’Dea
	Name:	John O’Dea
	Title:	Authorized Signatory

ELM 2020-4 TRUST

By:	MidCap Financial Services Capital Management, LLC, as Servicer

By:	/s/ John O’Dea
Name:	John O’Dea
Title:	Authorized Signatory

[Signatures Continue on Following Page]

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MidCap / Xtant / Limited Consent to A&R Credit Agreement (Term Loan)

LENDER:	APOLLO ALSTER LENDING FUND (LUX) SCSp, an alternative investment fund in the form of a Luxembourg special limited partnership (societe en commandite speciale), acting through its managing general partner Alster Lending GP (Lux) S.ar.l. and represented by its delegate portfolio manager Apollo Alster Management, LLC

	By:	Apollo Alster Management, LLC, acting through its sole member

	By:	Apollo Capital Management, L.P., acting through its general partner

	By:	Apollo Capital Management GP, LLC

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

[Signatures Continue on Following Page]

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MidCap / Xtant / Limited Consent to A&R Credit Agreement (Term Loan)

LENDERS:	MIDCAP FUNDING XIII TRUST

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

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MidCap / Xtant / Limited Consent to A&R Credit Agreement (Term Loan)

BORROWERS:

XTANT MEDICAL, INC.

	By:	/s/ Sean Browne
	Name	Sean Browne
	Title:	Chief Executive Officer

BACTERIN INTERNATIONAL, INC.

	By:	/s/ Sean Browne
	Name	Sean Browne
	Title:	Chief Executive Officer

X-SPINE SYSTEMS, INC.

	By:	/s/ Sean Browne
	Name	Sean Browne
	Title:	Chief Executive Officer

SURGALIGN SPV, INC.

	By:	/s/ Sean Browne
	Name	Sean Browne
	Title:	Chief Executive Officer

GUARANTOR:
XTANT MEDICAL HOLDINGS, INC.

	By:	/s/ Sean Browne
	Name	Sean Browne
	Title:	Chief Executive Officer

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MidCap / Xtant / Limited Consent to A&R Credit Agreement (Term Loan)